Blue Chip Investor Fund
	Schedule of Investments
	March 31, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
4,600	FedEx Corporation	$ 1,332,804	3.35%

Asset Manager
41,000	Brookfield Asset Management Inc. - Class A (Canada)	1,722,820
54,100	Brookfield Corporation. - Class A (Canada)	2,265,167
		3,987,987	10.03%

Commercial Printing
19,700	Cimpress PLC (Netherlands) *	1,743,647	4.39%

Diversified Companies
16	Berkshire Hathaway Inc. Class A * (a)	10,151,040	25.53%

Fire, Marine & Casualty Insurance
1,750	Markel Group Inc. *	2,662,590	6.70%

Integrated Oil & Gas
70,000	Suncor Energy Inc. (Canada)	2,583,700	6.50%

Internet Content & Information
22,000	Alphabet Inc. - Class C *	3,349,720	8.43%

Retail - Auto Dealers & Gasoline Stations
24,000	CarMax, Inc. *	2,090,640	5.26%

Retail - Catalog & Mail-Order Houses
17,600	Wayfair Inc. - Class A *	1,194,688	3.00%

Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland) *	3,198,288	8.04%

State Commercial Banks
380	First Citizens BancShares, Inc. - Class A	621,300	1.56%

Sugar & Confectionery Products
5,900	The Hershey Company	1,147,550	2.89%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation	3,311,420	8.33%

Total for Common Stocks - (Cost $21,170,397)		37,375,374	94.01%

Money Market Funds
2,361,131	Fidelity Investments Money Market Funds Government
	Portfolio Class I 5.21% **	2,361,131	5.94%
	(Cost - $2,361,131)

	Total Investments	39,736,505	99.95%
	(Cost - $23,531,528)

	Other Assets in Excess of Liabilities	18,369	0.05%

	Net Assets	$ 39,754,874	100.00%

(a) The company's 2023 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
** The rate shown represents the 7-day yield at March 31, 2024.